Nationwide Life Insurance Company: • Nationwide Variable Account

Prospectus supplement dated May 14, 2010

to Prospectus dated May 1, 2008

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Your prospectus offers the following underlying mutual fund as an investment option under your policy.  Effective June 1, 2010, this underlying mutual fund changed its name as indicated below:

Old Name	New Name
Van Kampen Growth and Income Fund - Class A	Invesco Van Kampen Growth and Income Fund - Class A
Van Kampen Mid Cap Growth Fund - Class A	Invesco Van Kampen Mid Cap Growth Fund - Class A
Van Kampen Real Estate Securities Fund - Class A	Invesco Van Kampen Real Estate Securities Fund- Class A